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                                                                  EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 23, 1998, included in ThrustMaster, Inc.'s Annual Report on Forms 10-K for the year ended December 31, 1997, and to all references to our firm included in this Registration Statement.

                                       /s/ COOPERS & LYBRAND LLP


Portland, Oregon
June 19, 1998